UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2024

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Jones Soda Co.

(Exact name of registrant as specified in its charter)

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Washington	0-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4786 1st Avenue South, Suite 103

Seattle, Washington 98134

(Address of Principal Executive Offices) (Zip Code)

(206) 624-3357

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2024, Jones Soda Co. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2024. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will discuss its results for the quarter ended September 30, 2024 on its scheduled conference call today, November 13, 2024, at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). This call will be webcast and can be accessed by visiting https://incommconferencing.zoom.us/webinar/register/WN_0n3kmAVEQmmftxuOLhuRhg or our website at www.jonessoda.com. Investors may also listen to the call via telephone by dialing 1-877-407-0784 (confirmation code 13744442). In addition, a telephone replay will be available by dialing 1-844-512-2921 (confirmation code: 13744442) through November  27, 2024, at 7:30 p.m. Eastern Time.

The information in this Current Report in Item 2.02 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 12, 2024, the Board of Directors of the Company appointed Paul Norman as the Company’s Interim Chief Financial Officer, replacing Ronald Dissinger, who had served as Interim Chief Financial Officer since the resignation of Joe Culp on November 4, 2024. In connection with his appointment as Interim Chief Financial Officer, Mr. Norman will serve as both the Company’s Principal Financial Officer and Principal Account Officer. The Company is currently conducting a search to identify a permanent Chief Financial Officer with the assistance of an executive search firm.

Paul Norman, age 60, has served as the Company’s Interim Chief Executive Officer since October 25, 2024,  has been a director of the Company since August 2019 and has served as the Chairman of the Company’s Board of Directors since March 15, 2022. Mr. Norman is a global consumer products leader with over 30 years of experience creating brand and shareholder value. He currently serves as a director on the board of directors of Simply Better Brands Corp. (TSX: SBBC) (OTCQB: PKANF). Mr. Norman previously served as the President of CHW Acquisition Corporation (Nasdaq: CHWA), a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, from February 2021 to August 2022, when such company completed a business combination transaction. From 2019 to 2020, he served as chairman and CEO of HeavenlyRx, a privately held CBD wellness company. Prior to HeavenlyRx, Mr. Norman spent three decades at the Kellogg Company, the multinational food-manufacturing company, where he served as President of Kellogg’s North American business from 2015 to 2018, and Chief Growth Officer from 2013 to 2015. In addition to his time at Kellogg, from 2016 to 2018 Mr. Norman served as a member of the Grocery Manufacturers Association board of directors, where he served on the executive committee. He also served as a Trustee of the Food Marketing Institute Foundation board, from 2016 to 2018. Mr. Norman received a bachelor’s degree with honors in French from Portsmouth Polytechnic.

There are no family relationships between Mr. Norman and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Norman and any other persons pursuant to which Mr. Norman was appointed an Interim Chief Financial Officer of the Company. There are no related party transactions involving Mr. Norman that are reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

Date: November 13, 2024	By:	/s/ Paul Norman
Paul Norman
Interim President and Chief Executive Officer